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                                                                    EXHIBIT 23.4



INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-41396 of Jack Henry & Associates, Inc. and Subsidiaries on Form S-1 of our report dated March 15, 2000 (relating to the financial statements of Symitar Systems, Inc.), appearing in the Prospectus, which is part of this Registration Statement.


     We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ DELOITTE & TOUCHE LLP
San Diego, California
August 4, 2000